Exhibit 10.43

THIRD AMENDMENT TO THE

MIRANT CORPORATION

DEFERRED COMPENSATION PLAN

FOR DIRECTORS AND SELECT EMPLOYEES

WHEREAS, Mirant Corporation (the “Company”) heretofore adopted the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees (the “Plan”), effective September 27, 2000, and subsequently amended and restated the Plan effective April 2, 2001; and

WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Company (the “Board”) has the authority to amend the Plan; and

WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the “Committee”); and

WHEREAS, the Committee desires to amend the Plan to remove all references to a “Change in Control” from the Plan effective as of August 27, 2004; and

WHEREAS, the Committee has determined that the above amendment would not have a material effect on the cost of the Plan.

NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of August 27, 2004:

I.

Section 1.3 of the Plan is hereby amended in its entirety to read as follows:

“1.3         [Deleted]”

II.

Section 8 of the Plan is hereby amended in its entirety to read as follows:

“SECTION 8

[Deleted]”

III.

Section 9.7 of the Plan is hereby amended in its entirety to read as follows:

“9.7                           [Deleted]”

IV.

Section 11.1 of the Plan is hereby amended in its entirety to read as follows:

“11.1                     Amendment of the Plan

Subject to the provisions of Section 11.3 herein, the Plan may be wholly or partially amended or otherwise modified at any time by written action of the Board of Directors.”

V.

Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Third Amendment.

IN WITNESS WHEREOF, Mirant Corporation, through its duly authorized officer pursuant to a unanimous consent of the Committee dated September 29, 2004, has adopted this Third Amendment to the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees on this 29th day of September, 2004, to be effective August 27, 2004.

MIRANT CORPORATION:

By:
Vance N. Booker
SVP, Administration